UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5639

Pacholder High Yield Fund, Inc

(Exact name of registrant as specified in charter)

8044 Montgomery Road, Ste. 555, Cincinnati, OH	45236
(Address of principal executive offices)	(Zip code)

William J. Morgan

8044 Montgomery Road, Ste. 555

Cincinnati, OH 45236

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-985-3200

Date of fiscal year end: December 31, 2004

Date of reporting period: January 1, 2004 through December 31, 2004

Item 1.	Reports to Stockholders.

PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

Fourth Quarter and Annual Overview

The Pacholder High Yield Fund, Inc. (the “Fund”) and the high yield market finished a strong 2004 on a very positive note as the market and Fund posted seven consecutive months of positive performance. For the year ended December 31, 2004, the Fund returned 22.79% (based on net asset value per common share), and the Fund’s portfolio (gross of leverage, fees and expenses) returned 16.81%. This compares favorably to the average total return of all closed-end high yield funds of 15.37%, as reported by Thomson Financial CDA, and the 11.75% return of the Credit Suisse First Boston High Yield Index, Developed Countries Only (the “Index”). The strong relative performance of the Fund’s portfolio in 2004 was largely attributable to its overweighted position in lower credit quality CCC, B and distressed securities and the very strong returns of several individual securities, primarily distressed securities that the Fund purchased for total return. The Fund’s performance compared to the Index was considerably enhanced due to the relatively low cost of its leveraged capital structure despite the continued march upward in the Fed’s overnight borrowing rate. For the fourth quarter, which ended December 31, 2004, the Fund posted a net total return of 9.12%, outperforming the average total return of all closed-end high yield funds of 6.72% and the Index’s total return of 4.53%. The Fund’s portfolio (gross of leverage, fees and expenses) returned 6.38% for the quarter.

The very strong returns in the high yield market in 2004 were driven by declining default rates that were much lower than initially expected, continued economic expansion and positive performance in nearly all the equity markets, with particular strength in the small cap sector, which is where many high yield issuers would be categorized.

During the fourth quarter the high yield market showed very strong performance, with the Index’s returns including both current yield and price appreciation in each month during the quarter: October (+1.72%), November (+1.24%) and December (+1.50%). Distressed (defaulted and CC rated securities), followed by strong showings in the CCC and B sectors, continued to pace the high yield market, as these lower-rated securities have benefited the most from improving credit trends as well as the pursuit of the highest absolute yield by market participants during the fourth quarter.

The declining trend for defaults leveled out during the fourth quarter, albeit at a very low annualized rate of 2.2%. Overall the drop in defaults for the year was much better than expected, with the trailing 12-month default rate falling from 8.2% in December 2002 to 5.2% in December 2003 to 2.2% in December 2004. The default rate has declined sharply in large part because of the combination of the continued economic expansion and the dramatic improvement in the liquidity available in the capital markets, which has allowed many high yield issuers to refinance near-term maturities and significantly lower their cost of borrowing. Moody’s currently projects default rates for 2005 to be very similar to 2004.

The fourth quarter showed very strong and broad-based performance across industry sectors: all of the Index’s industry sectors posted positive returns. Industry sectors of the high yield market that performed relatively well during the quarter were Aerospace, Cable, and Chemicals. Sectors that provided weak relative performance included Retail, Consumer Products and Forest Products/Containers. The Fund’s portfolio is well diversified, with investments in 198 issuers in 19 different industries. The Fund’s largest industry sector concentration is in Chemicals, which accounted for 10.56% of the portfolio’s long-term market value as of December 31, 2004 (see Figure 1 — Portfolio Holdings). The Chemicals are a cyclical industry group that are benefiting from the economic recovery in the U.S. and global economies. We overweighted this sector because many bonds in the sector appeared cheap to us based on the improving fundamentals of their issuers. This overweighted position has continued to contribute to the strong relative performance of the Fund’s portfolio both in the fourth quarter as well as the entire 2004 fiscal year.

The strong performance of the high yield market during the fourth quarter of 2004 was evident in the Index’s average price, yield, and spread over Treasuries. For the quarter, the average price of the Index rose 3.28 points from 99.37 to 102.65, and it’s the average yield decreased 56 basis points from 7.53% to 6.97%. The Index’s spread over the comparable Treasury decreased by 83 basis points, from 428 to 345 basis points.

The technical factors affecting the high yield market were positive in the fourth quarter. The fourth quarter saw steady inflows into high yield open-end funds; in total investors put $1.5 billion of new cash into the market.

The high yield market saw a continued high level of new issues in the fourth quarter as companies sought to lock in long-term debt at relatively low interest rates. Most of the new issuance was to refinance existing high yield debt or bank debt, so the high level of new issuance did not materially affect the level of supply in the market. Although this refinancing surge is fundamentally positive for the companies able to lower their cost of debt, it continued the trend towards refinancing the attractive high coupon bonds held by investors, including the Fund, and replacing them with lower coupon bonds. This puts pressure on the yield earned by the Fund and other high yield investors.

Fourth quarter returns for the broad equity indices also were positive. The Russell 2000 returned 14.52%, the S&P 500 returned 9.23%, and Dow

PACHOLDER HIGH YIELD FUND, INC.

returned 7.59%. Positive momentum in the equity markets generally is very positive for the high yield market because it is indicative of higher asset values and provides issuers with greater financial flexibility.

Portfolio Strategy and Outlook

The Fund’s theme for investing during the fourth quarter of 2004 continued to be individual security selection of what we believe to be undervalued securities offering attractive total return opportunities spread amongst a variety of industries. The sell discipline was directed toward underperforming credits and securities that were fully valued and presented little upside potential. The purchase discipline continued to be focused on trying to find securities at a discount to par that offer the ability to provide increased income and capital gain appreciation. The Fund’s position in non-accruing securities continued to decline in the fourth quarter of 2004 as a few companies emerged from restructuring. We expect that the proceeds from these restructuring positions will gradually be invested in accruing debt securities, which should help to offset the pressure on the Fund’s yield from issuers refinancing higher cost bonds at relatively low interest rates. Because the strength and duration of the economic expansion is not known, we will change the composition of the portfolio gradually over time, predicated on bottom-up fundamental analysis of the opportunities available in the market.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

William J. Morgan

President

February 28, 2005

Figure 1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders

December 31, 2004

Description	Par (000)	Value	Percent of Net Assets*
CORPORATE DEBT SECURITIES — 144.4%
AEROSPACE — 5.7%
American Airlines, Inc., Pass Thru Cert, 9.71%, 1/2/07	$ 530	$ 499,492	0.4%
American Airlines, Inc., Pass Thru Cert, 7.8%, 10/1/06	1,000	915,315	0.7
BE Areospace, Sr Sub Nt, 8%, 3/1/08	700	700,875	0.6
Continental Airlines, Inc., Pass Thru Cert, 7.568%, 12/1/06	100	82,067	0.1
Continental Airlines, Inc., Pass Thru Cert, 9.558%, 9/1/19	489	492,286	0.4
Continental Airlines, Inc., Bank Debt, 2.9375%, 12/31/06[8]	364	320,000	0.3
Continental Airlines, Inc., Ser 01-1 Pass thru Cert, 7.033%, 6/15/11	663	546,068	0.4
Delta Airlines, Nt, 7.7%, 12/15/05	1,100	1,001,000	0.8
Northwest Airlines Corp., Pass Thru Cert, 8.304%, 9/1/10	688	579,272	0.5
Northwest Airlines Corp., Pass Thru Cert, 7.626%, 4/1/10	1,852	1,576,358	1.3
Worldspan LP/WS Fin Corp., Sr Nt, 9.625%, 6/15/11	250	248,750	0.2

	7,736	6,961,483	5.7
CHEMICALS — 15.9%
American Rock Salt Co., Sec’d Nt, 9.5%, 3/15/14	400	418,000	0.3
BCP Caylux Holdings, Sr Sub Nt, 9.625%, 6/15/14[2]	1,000	1,127,500	0.9
Braskem, Nt, 11.75%, 1/22/14[2]	350	411,250	0.3
Cosan SA Industria, Sr Nt, 9%, 11/1/09[2]	300	313,500	0.3
Crompton Corp., Sr Nt, 9.875%, 8/1/12[2]	750	858,750	0.7
Crompton Corp., FRN, Sr Nt, 7.67% 8/1/10[2]	300	326,250	0.3
Crystal US Holdings/US Sub, Sr Disc Nt, 10.5%, 10/1/14[2,7]	500	342,500	0.3
Equistar Chemicals, Sr Nt, 10.625%, 5/1/11[6]	1,000	1,160,000	0.9
HMP Equity Holdings Corp., Units, 0%, 5/15/08	1,000	661,250	0.5
Huntsman Corp., Sr Nt, 11.5%, 7/15/12[2]	1,000	1,182,500	1.0
Huntsman Advanced Materials, Nt, 11%, 7/15/10[2]	200	238,000	0.2
Innophos, Inc., Sr Sub Nt, 8.875%, 8/15/14[2]	800	864,000	0.7

Description	Par (000)	Value	Percent of Net Assets*
CHEMICALS (continued)
Invista, Nt, 9.25%, 5/1/12[2]	$ 1,000	$ 1,115,000	0.9%
Johnsondiversey, Inc., Disc Nt, 10.48%, 5/15/13[7]	2,000	1,730,000	1.4
Koppers Industry, Inc., Sec’d Nt, 9.875%, 10/15/13	175	199,500	0.2
Lyondell Chemical Co., Sr Sub Nt, 11.125%, 7/15/12[6]	1,000	1,187,500	1.0
OM Group, Sr Sub Nt, 9.25%, 12/15/11	700	745,500	0.6
Polyone Corp., Sr Nt, 8.875%, 5/1/12[6]	500	543,750	0.4
Polyone Corp., Sr Nt, 10.625%, 5/15/10[6]	1,700	1,912,500	1.6
Rhodia SA, Sr Nt, 10.25%, 6/1/10	1,000	1,125,000	0.9
Terra Capital, Inc., Sr Nt, 12.875%, 10/15/08	1,025	1,281,250	1.0
Terra Capital, Inc., Sr Nt, 11.5%, 6/1/10	956	1,089,840	0.9
United Agri Products, Sr Disc Nt, 10.74%, 7/15/12[2,7]	1,000	785,000	0.6

	18,656	19,618,340	15.9
CONSUMER PRODUCTS — 3.5%
Amscan Holdings, Sr Sub Nt, 8.75%, 5/1/14	250	250,000	0.2
Home Products International, Inc., Sr Sub Nt, 9.625%, 5/15/08	932	848,120	0.7
Leiner Health Products, Sr Sub Nt, 11%, 6/1/12	500	546,250	0.4
Levi Straus and Co., Sr Nt, 11.625%, 1/15/08	250	262,500	0.2
Levi Straus and Co., Sr Nt, 12.25%, 12/15/12	750	834,375	0.7
Solo Cup Company, Sr Sub Nt, 8.5%, 2/15/14[6]	1,000	1,040,000	0.9
Westpoint Stevens, Inc., Bank Debt, 9.25%, 11/30/04[4,8]	658	490,165	0.4
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,4]	1,000	1,250	0.0

	5,340	4,272,660	3.5
ENERGY — 5.5%
Bluewater Finance, Ltd., Sr Nt, 10.25%, 2/15/12	350	382,375	0.3
El Paso Corp., Sr Nt, 7.875%, 6/15/12[6]	1,250	1,307,812	1.1
North Amer Energy Partners, Sr Nt, 8.75%, 12/1/11	500	510,000	0.4
Parker Drilling Corp., Sr Sec’d Nt, 9.625%, 10/1/13	500	561,250	0.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2004

Description	Par (000)	Value	Percent of Net Assets*
ENERGY (continued)
Petrobas Int’l Finance, Nt, 7.75%, 9/15/14	$ 1,000	$ 1,051,250	0.9%
Secunda Int’l, Ltd., FRN, 9.76%, 9/1/12[2]	500	490,000	0.4
Seitel, Inc., Sr Nt, 11.75%, 7/15/11[2]	500	527,500	0.4
Star Gas Partner/Finance, Sr Nt, 10.25%, 2/15/13[6]	1,195	1,308,525	1.1
Transmontaigne, Inc., Sr Sub Nt, 9.125%, 6/1/10	500	542,500	0.4

	6,295	6,681,212	5.5
FINANCE — 3.4%
Advanta Capital Trust, Co Guar, 8.99%, 12/17/26	1,560	1,513,200	1.2
Crum & Forster Holding, Inc., Sr Nt, 10.375%, 6/15/13	500	557,500	0.5
Providian Capital I, Bank Guar, 9.525%, 2/1/27[2]	1,250	1,281,250	1.0
Refco Finance Holdings, Sr Sub Nt, 9.0%, 8/1/12[2]	800	876,000	0.7

	4,110	4,227,950	3.4
FOOD & DRUG — 1.8%
Great Atl & Pac Tea Co., Sr Nt, 7.75%, 4/15/07[6]	655	648,450	0.5
Penn Traffic, Co., Sr Nt, 11%, 6/29/09[1,4]	894	165,390	0.1
Petro Shopping Center, Sec’d Nt, 9%, 2/15/12	400	423,000	0.4
Southern States Coop, Inc., Sr Nt, 10.5%, 10/15/10[2]	1,000	1,025,000	0.8

	2,949	2,261,840	1.8
FOOD & TOBACCO — 10.9%
American Seafood Group LLC, Sr Disc Nt, 11.5%, 11/1/11[2,7]	750	478,125	0.4
Apple South, Inc., Sr Nt, 9.75%, 6/1/06[1,4]	1,500	480,000	0.4
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09[1,4]	500	0	0.0
Burns Philp Cap Pty/US, Sr Sub Nt, 10.75%, 2/15/11	500	562,500	0.5
Carrols Corp., Sr Sub Nt, 9%, 1/15/13[2]	350	362,250	0.3
Gold Kist, Inc., Sr Nt, 10.25%, 3/15/14	487	569,790	0.5
Golden State Foods, Sr Sub Nt, 9.24%, 1/10/12[8]	1,250	1,243,750	1.0

Description	Par (000)	Value	Percent of Net Assets*
FOOD & TOBACCO (continued)
Land O Lakes, Inc., Sr Nt, 8.75%, 11/15/11[6]	$ 1,000	$ 995,000	0.8%
Land O Lakes, Inc., Sr Nt, 9%, 12/15/10	500	547,500	0.4
Landry’s Restaurants, Inc., Sr Nt, 7.5%, 12/15/14[2]	500	496,250	0.4
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	1,350	1,336,500	1.1
North Atlantic Trading, Sr Nt, 9.25%, 3/1/12[6]	800	676,000	0.5
Premium Standard Farms, Sr Nt, 9.25%, 6/15/11	1,985	2,123,950	1.7
Real Mex Restaurants, Sec’d Nt, 10%, 4/1/10	500	521,250	0.4
Sbarro, Inc., Sr Nt, 11%, 9/15/09[6]	1,800	1,818,000	1.5
Swift and Co., Sr Nt, 10.125%, 10/1/09	850	947,750	0.8
Swift and Co., Sr Sub Nt, 12.5%, 1/1/10	250	282,500	0.2

	14,872	13,441,115	10.9
FOREST PRODUCTS & CONTAINERS — 7.0%
Anchor Glass Container, Sr Sec’d Nt, 11%, 2/15/13	500	535,000	0.4
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,410	1,410,000	1.2
Buckeye Technologies, Inc., Sr Sub Nt, 8%, 10/15/10	465	465,000	0.4
Consolidated Container, Sr Disc Nt, 10.75%, 6/15/09[7]	600	504,000	0.4
Constar International, Sr Sub Nt, 11%, 12/1/12[6]	1,200	1,245,000	1.0
Crown Cork & Seal, Sr Sec’d Nt, 10.875%, 3/1/13	500	591,250	0.5
Fibermark, Inc., Sr Nt, 10.75%, 4/15/11[1,4]	720	540,000	0.4
Neenah Paper, Inc., Sr Nt, 7.375%, 11/15/14[2]	500	507,500	0.4
Portola Packaging Inc., Sr Nt, 8.25%, 2/1/12[6]	2,000	1,580,000	1.3
US Can Corp., Sec’d Nt, 10.875%, 7/15/10	398	421,880	0.3
Vitro Envases Norteamerica, Sec’d Nt, 10.75%, 7/23/11[2]	850	881,875	0.7

	9,143	8,681,505	7.0
GAMING & LEISURE — 1.8%
Bally Total Fitness Holding Corp., Sr Sub Nt, 9.875%, 10/15/07[6]	900	774,000	0.6

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2004

Description	Par (000)	Value	Percent of Net Assets*
GAMING & LEISURE (continued)
Bally Total Fitness Holding Corp., Sr Nt, 10.5%, 7/15/11	$ 1,200	$ 1,209,000	1.0%
Pinnacle Entertainment, Sr Sub Nt, 8.25%, 3/15/12	200	212,500	0.2

	2,300	2,195,500	1.8
HEALTH CARE — 10.2%
Ameripath, Inc., Sr Sub Nt, 10.5%, 4/1/13	1,000	1,062,500	0.9
CDRV Investors, Inc., Sr Disc Nt, 9.75%, 1/1/15[2,7]	750	465,937	0.4
Encore Medical IHC, Inc., Sr Sub Nt, 9.75%, 10/1/12[2]	1,625	1,641,250	1.3
Healthsouth Corp., Sr Nt, 8.375%, 10/1/11[6]	1,000	1,037,500	0.8
Healthsouth Corp., Nt, 7.625%, 6/1/12	600	603,000	0.5
Iasis Healthcare Corp., Sr Sub Nt, 8.75%, 6/15/14	400	436,000	0.3
Insight Health Services, Sr Sub Nt, 9.875%, 11/1/11[6]	1,317	1,330,170	1.1
Medcath Holdings Corp., Sr Nt, 9.875%, 7/15/12	600	651,000	0.5
Medical Device Manufacturing, Inc., Sr Sub Nt, 10%, 7/15/12[2]	300	323,250	0.3
National Mentor, Inc., Sr Sub Nt, 9.625%, 12/1/12[2]	400	425,000	0.3
Psychiatric Solutions, Sr Sub Nt, 10.625%, 6/15/13	500	578,750	0.5
Res-Care, Inc., Co Guar, 10.625%, 11/15/08	540	595,350	0.5
Team Health, Inc., Sr Sub Nt, 9%, 4/1/12 6	750	733,125	0.6
Tenet Healthcare Corp., Sr Nt, 9.875%, 7/1/14[2]	1,000	1,090,000	0.9
Vanguard Health Holdings II, Sr Sub Nt, 9%, 10/1/14[2]	1,000	1,070,000	0.9
Vanguard Health Holdings I, Sr Disc Nt, 10.43%, 10/1/15[2,7]	750	491,250	0.4

	12,532	12,534,082	10.2
HOUSING — 2.7%
Dayton Superior Corp., Co Guar, 13%, 6/15/09	250	260,000	0.2
Fedders NA, Sr Nt, 9.875%, 3/1/14	1,250	1,018,750	0.8

Description	Par (000)	Value	Percent of Net Assets*
HOUSING (continued)
Great Lakes Dredge & Dock, Sr Sub Nt, 7.75%, 12/15/13	$ 1,000	$ 910,000	0.7%
Interface, Inc., Sr Sub Nt, 9.5%, 2/1/14[6]	1,100	1,199,000	1.0

	3,600	3,387,750	2.7
INFORMATION TECHNOLOGY — 3.5%
Advanced Micro Devices, Sr Nt, 7.75%, 11/1/12[2]	500	520,625	0.4
Amkor Technology, Inc., Sr Nt, 7.125%, 5/15/11[6]	1,300	1,222,000	1.0
Danka Business Systems, Sr Nt, 11%, 6/15/10	875	927,500	0.8
Stratus Technologies, Inc., Sr Nt, 10.375%, 12/1/08	500	451,250	0.4
Viasystems, Sr Sub Nt, 10.5%, 1/15/11	1,150	1,127,000	0.9

	4,325	4,248,375	3.5
MANUFACTURING — 4.1%
Columbus McKinnon, Sec’d Nt, 10%, 8/1/10	175	196,875	0.2
Day International Group, Inc., Sub Nt, 9.5%, 3/15/08	2,000	2,030,000	1.6
Interline Brands, Inc., Sr Sub Nt, 11.5%, 5/15/11	500	562,500	0.5
Invensys PLC, Sr Nt, 9.875%, 3/15/11[2]	1,000	1,075,000	0.9
Key Components, LLC, Sr Sub Nt, 10.5%, 6/1/08	500	518,750	0.4
Precision Partners, Inc., Sr Sub Nt, 12%, 2/1/07[3,9]	390	389,815	0.3
Thermadyne Holdings Corp., Sr Sub Nt, 9.25%, 2/1/14	200	195,000	0.2

	4,765	4,967,940	4.1
MEDIA & TELECOM: BROADCASTING — 1.2%
Granite Broadcasting Corp., Sec’d Nt, 9.75%, 12/1/10	700	668,500	0.5
LBI Media, Inc., Sr Disc Nt, 11%, 10/15/13[7]	875	643,125	0.5
Nexstar Fin Hldg LLC, Inc., Sr Disc Nt, 11.36%, 4/1/13[7]	250	197,500	0.2

	1,825	1,509,125	1.2
MEDIA & TELECOM: CABLE — 7.6%
Adelphia Communications, Corp., Sr Nt, 9.375%, 11/15/09[1,4,6]	1,500	1,481,250	1.2
Adelphia Communications, Corp., Sr Nt, 8.125%, 7/15/03[1,4]	750	705,000	0.6

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2004

Description	Par (000)	Value	Percent of Net Assets*
MEDIA & TELECOM: CABLE (continued)
Adelphia Communications, Corp., Sr Nt, 6%, 2/15/06[1,4]	$ 125	$ 26,875	0.0%
Charter Communications Holdings LLC, Sr Nt, 10%, 4/1/09	2,000	1,800,000	1.5
Charter Communications Holdings LLC, Sr Nt, 11.125%, 1/15/11	200	181,000	0.1
Insight Communications, Inc., Sr Disc Nt, 12.52%, 2/15/11[7]	1,000	972,500	0.8
Insight Midwest, Sr Nt, 10.5%, 11/1/10	500	547,500	0.4
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/13[6]	1,800	1,806,750	1.5
Panamsat Corp., Sr Nt, 9%, 8/15/14[2]	1,000	1,116,250	0.9
Panamsat Corp., Sr Disc Nt, 10.5%, 11/1/14[2,7]	1,000	687,500	0.6

	9,875	9,324,625	7.6
MEDIA & TELECOM: FIXED COMMUNICATIONS — 8.3%
Alaska Comm Sys Hldgs, Inc., Sr Sub Nt, 9.375%, 5/15/09	330	340,725	0.3
Alaska Comm Sys Hldgs, Inc., Co Guar, 9.875%, 8/15/11	700	752,500	0.6
Cincinnati Bell Telephone, Sr Sub Nt, 8.375%, 1/15/14[6]	1,150	1,164,375	0.9
Fisher Communications, Inc, Sr Nt, 8.625%, 9/15/14[2]	300	324,000	0.3
Global Crossing UK Fin, Co Guar, 10.75%, 12/15/14[2]	850	839,375	0.7
MCI Communications, Sr Nt, 6.688%, 5/1/09	1,000	1,035,000	0.8
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08	605	588,362	0.5
Primus Telecomm Group, Sr Nt, 8%, 1/15/14 [6]	1,000	880,000	0.7
Qwest Communications, FRN, Sr Nt, 5.79%, 2/15/09[2]	1,001	1,013,513	0.8
Qwest Services Corp., Sr Nt, 7.875%, 9/1/11[2]	100	108,500	0.1
RCN Corp., Sr Nt, 10%, 10/15/07[1,4,6]	1,400	980,000	0.8
RCN Corp., Sr Nt, 10.125%, 1/15/10[1,4]	1,000	717,500	0.6
Time Warner Communications, Sr Nt, 9.75%, 7/15/08[6]	1,000	1,012,500	0.8
Time Warner Communications, Sr Nt, 9.25%, 2/15/14[6]	500	510,000	0.4

	10,936	10,266,350	8.3

Description	Par (000)	Value	Percent of Net Assets*
MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 8.7%
ACC Escrow Corp., Sr Nt, 10%, 8/1/11	$ 1,000	$ 857,500	0.7%
Centennial Cellular, Sr Nt, 10.125%, 6/15/13	1,570	1,762,325	1.4
Dobson Cellular Systems, FRN, Sec’d, 6.96%, 11/1/11[2]	500	517,500	0.4
Dobson Cellular Systems, Sec’d, 9.875%, 11/1/12[2]	500	492,500	0.4
Horizon PCS, Inc., Sr Nt, 11.375%, 7/15/12[2]	350	392,000	0.3
IWO Escrow Co., Sr Disc Nt, 10.75%, 1/15/15[2,7]	150	93,000	0.1
IWO Escrow Co., FRN, Sec’d, 6.32%, 1/15/12[2]	150	151,125	0.1
Metropcs, Inc., Sr Nt, 10.75%, 10/1/11	500	535,000	0.4
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08	1,800	1,710,000	1.4
SBA Communications Corp., Sr Nt, 8.5%, 12/1/12[2]	500	510,000	0.4
SBA Communications Corp., Sr Disc Nt, 9.75%, 12/15/11[7]	500	421,250	0.4
TSI Telecommunications, Inc., Sr Sub Nt, 12.75%, 2/1/09	1,200	1,368,000	1.1
US Unwired, Inc., Sr Sec’d Nt, 10%, 6/15/12	450	507,375	0.4
Ubiquitel Operating Corp., Sr Nt, 9.875%, 3/1/11	750	841,875	0.7
Ubiquitel Operating Corp., Sr Nt, Add-on, 9.875%, 3/1/11[2]	500	561,250	0.5

	10,420	10,720,700	8.7
MEDIA & TELECOM: DIVERSIFIED — 9.3%
IMAX Corp., Sr Nt, 9.625%, 12/1/10	2,100	2,289,000	1.9
Liberty Group Operating, Inc., Sr Sub Nt, 9.375%, 2/1/08	1,430	1,451,450	1.2
Liberty Group Publishing, Inc., Sr Disc Nt, 11.625%, 2/1/09[7]	1,125	1,137,656	0.9
LCE Acquisition Corp., Sr Sub Nt, 9%, 8/1/14[2]	400	433,000	0.4
Mail-Well I Corp., Sr Sub Nt, 7.875%, 12/1/13	1,500	1,395,000	1.1
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,730	1,507,263	1.2
Six Flags, Inc., Sr Nt, 9.5%, 2/1/09[6]	1,000	1,040,000	0.8
Six Flags, Inc., Sr Nt, 8.875%, 2/1/10[6]	500	506,250	0.4
Six Flags, Inc., Sr Nt, 9.75%, 4/15/13	400	406,000	0.3

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2004

Description	Par (000)	Value	Percent of Net Assets*
MEDIA & TELECOM: DIVERSIFIED (continued)
True Temper Sports, Inc., Sr Sub Nt, 8.375%, 9/15/11	$ 500	$ 465,000	0.4%
Universal City Development, Sr Nt, 11.75%, 4/1/10	750	885,937	0.7

	11,435	11,516,556	9.3
METALS & MINERALS — 6.9%
AK Steel Corp., Co Guar, 7.875%, 2/15/09	1,000	1,018,750	0.8
Horizon Natural Resources, Sr Sub Nt, 11.75%, 5/8/09[1,4]	268	2,680	0.0
JSC Severstal, Bonds, 9.25%, 4/19/14[2]	250	248,750	0.2
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07	2,355	2,390,325	1.9
Neenah Corp., Sr Sub Nt, 11%, 9/30/10[2]	200	221,000	0.2
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09[1,4,6]	2,250	1,665,000	1.4
Oglebay Norton Co., Sr Sub Nt, 13/18%, 10/25/08[4,8]	1,272	1,335,255	1.1
Oregon Steel Mills, 1st Mtg, 10%, 7/15/09[6]	750	834,375	0.7
Ryerson Tull, Inc., Sr Nt, 9.125%, 7/15/06	750	765,000	0.6

	9,095	8,481,135	6.9
RETAIL — 2.9%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10	1,000	1,045,000	0.8
Broder Bros. Co., Sr Nt, Add-on 11.25%, 10/15/10[2]	500	522,500	0.4
Rent-Way, Inc., Nt, 11.875%, 6/15/10	750	844,687	0.7
Riddell Bell Holdings, Sr Sub Nt, 8.375%, 10/1/12[2]	300	310,500	0.3
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04[1,3,4,9]	1,000	800,000	0.7

	3,550	3,522,687	2.9
SERVICES — 3.9%
Allied Security Escrow, Sr Sub Nt, 11.375%, 7/15/11[2]	250	261,250	0.2
Amerco, Sec’d Nt, 9%, 3/15/09	366	387,433	0.3
Amerco, Sec’d Nt, 12%, 3/15/11	953	976,574	0.8
Eagle-Picher, Inc., Sr Nt, 9.75%, 9/1/13	900	900,000	0.7
IMCO Recycling Escrow, Sr Nt, 9%, 11/15/14[2]	100	104,000	0.1

Description	Par (000)	Value	Percent of Net Assets*
SERVICES (continued)
Nationsrent, Inc., Sr Sec’d Nt, 9.5%, 10/15/10	$ 300	$ 336,000	0.3%
Neff Corp., Co Guar, 10.25%, 6/1/08	200	192,500	0.2
Neff Corp., Co Guar, 10.25%, 6/1/08	300	288,750	0.2
Sac Holdings, Sr Nt, 8.5%, 3/15/14	1,323	1,312,929	1.1

	4,692	4,759,436	3.9
TRANSPORTATION — 13.0%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07	1,584	1,568,160	1.3
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08	1,050	787,500	0.6
Asbury Automotive, Co Guar, 9%, 6/15/12	500	525,000	0.4
Autocam Corp., Sr Sub Nt, 10.875%, 6/15/14	2,175	2,153,250	1.8
CP Ships, Ltd., Sr Sub Nt, 10.375%, 7/15/12	500	576,875	0.5
Delco Remy International, Inc., Sr Sub Nt, 11%, 5/1/09[6]	1,800	1,917,000	1.6
Dura Operating Corp., Co Guar, 9%, 5/1/09 6	250	247,500	0.2
Dura Operating Corp., Co Guar, 8.625%, 4/15/12	250	260,000	0.2
Greyhound Lines, Inc., Sr Sub Nt, 11.5%, 4/15/07	1,260	1,278,900	1.0
H-Lines Finance Holding, Sr Disc Nt, 11%, 4/1/13[2,7]	750	540,000	0.4
Laidlaw International, Inc., Sr Nt, 10.75%, 6/15/11	500	583,750	0.5
Milacron Escrow Corp., Sec’d Nt, 11.5%, 5/15/11	1,750	1,855,000	1.5
Quality Distribution, Co Guar, 9%, 11/15/10[2]	500	498,750	0.4
Sea Containers, Sr Nt, 10.5%, 5/15/12	750	789,375	0.6
Tenneco Automotive, Inc., Sr Sub Nt, 8.625%, 11/15/14[2]	350	364,000	0.3
TFM SA DE CV, Co Guar, 11.75%, 6/15/09	400	407,500	0.3
TFM SA DE CV, Sr Nt, 12.5%, 6/15/12	1,100	1,284,250	1.0
Ultrapetrol (Bahamas) Ltd., 1st Mtg, 9%, 11/24/14[2]	450	449,438	0.4

	15,919	16,086,248	13.0
UTILITIES — 6.6%
Calpine Corp., Sr Nt, 8.5%, 5/1/08	1,500	1,230,000	1.0
Calpine Corp., Sr Nt, 8.625%, 8/15/10[6]	750	573,750	0.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

December 31, 2004

Description	Shares/Par (000)	Value	Percent of Net Assets*
UTILITIES (continued)
Calpine Generating Co., 2nd FRN, Sec’d Nt, 7%, 4/1/10	$ 500	$ 488,750	0.4%
Calpine Generating Co., 3rd FRN, Sec’d Nt, 10.25%, 4/1/11	1,000	977,500	0.8
Edison Mission, Inc., Sr Nt, 9.875%, 4/15/11	2,000	2,370,000	1.9
Midwest Generation LLC, Sec’d Nt, 8.75%, 5/1/34	500	567,500	0.5
Mirant Americas, Sr Nt, 8.3%, 5/1/11[1,4]	250	264,375	0.2
Mirant Americas Generation LLC, Sr Nt, 8.5%, 10/1/21[1,4]	500	521,250	0.4
Dynegy/NGC Corp., Debentures, 7.125%, 5/15/18	1,250	1,114,062	0.9

	8,250	8,107,187	6.6
Total Corporate Debt Securities
(amortized cost $171,191,162)	182,620	177,773,801	144.4

CORPORATE CONVERTIBLE DEBT SECURITIES — 0.2%
PACKAGING — 0.2%
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/15/08[3,8,9]	291	290,529	0.2

	291	290,529	0.2
Total Convertible Corporate Debt Securities
(amortized cost $290,529)	291	290,529	0.2

Total Debt Securities
(amortized cost $171,481,691)	182,911	178,064,330	144.6

PREFERRED STOCKS — 1.9%
Glasstech, Inc., Series C, Pfd[1,3,9]	5	0	0.0
HLI Operating Co., Inc., Series A, Pfd, 8%, 12/31/49	74	5,680	0.0
Kaiser Group Holdings, Inc., Pfd, 7%, 12/31/07[6]	21,670	1,191,850	1.0
McLeod USA, Inc., Conv Pfd, 2.5%, 4/18/12	7,655	27,902	0.0
Rural Cellular Corp., Pfd, 11.375% PIK, 5/15/10[1,4]	1,000	775,000	0.6
Spanish Broadcasting Systems, Pfd, 10.75%, 10/15/13	268	298,820	0.3
XO Communications, Inc., Pfd, 13.5% PIK, 6/1/10[1,4]	1,580	16	0.0

Total Preferred Stocks
(cost $5,033,771)	32,252	2,299,268	1.9

Description	Shares/Par (000)	Value	Percent of Net Assets*
COMMON STOCKS — 4.3%
Abovenet, Inc., Common Stock[1]	$ 1,702	$ 54,464	0.0%
Cincinnati Bell, Inc., Common Stock[1,6]	16,370	67,936	0.1
Davel Communications, Inc., Common Stock[1]	523,104	7,323	0.0
Glasstech, Inc., Class C, Common Stock[1,3,9]	5	0	0.0
Global Crossing Holding Ltd., Common Stock[1]	5,158	93,571	0.1
Indesco International, Inc., Common Stock[1,3,8,9]	60,345	72,414	0.1
Kaiser Group Holdings, Inc., Common Stock[1]	58,011	1,537,292	1.2
Leucadia National Corp., Common Stock	5,201	361,365	0.3
MCI Communications, Inc., Common Stock	43,794	882,887	0.7
Mattress Discounters, Common Stock[1,3,9]	8,329	8,329	0.0
McLeod USA, Inc., Common Stock[1]	375	270	0.0
Precision Partners, Inc., Common Stock[1,3,8,9]	1,367	293,905	0.2
Simonds Industries, Inc., Common Stock[1,3,8,9]	8,236	185,310	0.2
Telewest PLC, Common Stock[1]	85,210	1,497,140	1.2
US Mobility, Inc., Common Stock[1]	8,247	291,202	0.2
WHX Corp., Common Stock[1]	8	9	0.0
XO Communications, Inc., Common Stock[1,6]	1,524	4,633	0.0

Total Common Stocks
(cost $16,963,353)	826,986	5,358,050	4.3

WARRANTS — 0.0%
Abovenet, Inc., Warrants, 8/9/08[1,3,9]	584	7,008	0.0
Abovenet, Inc., Warrants, 8/9/10[1,3,9]	687	5,496	0.0
McLeod USA, Inc., Warrants[1]	16,963	3,562	0.0
XO Communications, Series A, Warrants[1]	3,047	2,194	0.0
XO Communications, Series B, Warrants[1]	2,285	1,143	0.0
XO Communications, Series C, Warrants[1]	2,285	891	0.0

Total Warrants
(cost $578,475)	25,851	20,294	0.0

Total Equity Investments
(cost $22,575,599)	885,089	7,677,612	6.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (concluded)

December 31, 2004

Description	Shares/Par (000)	Value	Percent of Net Assets*
REPURCHASE AGREEMENTS[5] — 25.7%
Banc of America Securities LLC 2.3325%, dated 12/31/04, matures 1/3/05 repurchase price $654,887	$ 655	$ 654,760	0.5%
Goldman Sachs & Co. 2.3525%, dated 12/31/04, matures 1/3/05 repurchase price $6,001,176	6,000	6,000,000	4.9
Lehman Brothers, Inc. 2.4925%, dated 12/31/04, matures 1/3/05 repurchase price $25,005,193	25,000	25,000,000	20.3

Total Repurchase Agreements
(cost $31,654,760)		31,654,760	25.7

TOTAL INVESTMENTS
(cost $225,712,050)		$217,396,702	176.5

Payable Upon Return of Securities Loaned		(31,654,760)	(25.7)
Payable to Advisor		(890,471)	(0.7)
Payable to Administrator		(15,995)	0.0
Accounting Fees Payable		(4,013)	0.0
Custody Fees Payable		(1,600)	0.0
Other Assets in Excess of Other Liabilities		4,349,998	3.5
Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value.		(66,000,000)	(53.6)

Description	Shares/Par (000)	Value	Percent of Net Assets*
Net Assets Applicable to Common Stockholders:
Common Stock, $.01 par value; 49,996,320 shares authorized 12,895,320 shares issued and outstanding	$128,953
Capital in excess of par value	179,470,408
Undistributed net investment income	630,772
Accumulated net realized loss from security transactions	(48,164,090)
Net unrealized depreciation on investments	(8,886,182)
Net Assets Applicable to Common Stockholders		$123,179,861	100.0%

Net Asset Value Per Common Share ($123,179,861/12,895,320)		$9.55

*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $32,352,013.
[3]	Board valued security. These securities amounted to $2,052,806.
[4]	Security in default.
[5]	Investments held as collateral for securities on loan. Fully collateralized by US agency mortgages, investment grade corporate bonds, and non-investment grade corporate bonds with a fair market value of $33,347,490.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $31,018,970.
[7]	Step-up bond. Interest rate is effective rate.
[8]	Restricted security.
[9]	Security deemed to be illiquid.
PIK	Payment in kind.
FRN	Floating Rate Note. Rate shown is rate in effect at December 31, 2004.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$16,948,205
Dividends	292,991
Securities lending	172,330

Total Income	17,413,526
EXPENSES:
Investment advisory fees (Note 6)	2,530,803
Administrative fees (Note 6)	187,698
Printing and other	99,999
Stock exchange list fees	22,300
Accounting fees (Note 6)	46,522
Custodian fees (Note 6)	16,724
Transfer agent fees	26,001
Legal fees	168,687
Directors’ fees and expenses	98,990
Audit fee	63,980
Insurance	47,346

Operating Expenses	3,309,050
Commissions on auction rate preferred stock	167,889

Expenses Related to Leverage	167,889

Total Expenses	3,476,939

Net Investment Income	13,936,587
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss):
Investments	(2,093,523)
Swaps	(1,362,431)

Net realized gain/(loss) on investments	(3,455,954)
Net change in unrealized appreciation/(depreciation):
Investments	13,853,525
Swaps	1,481,149

Net change in unrealized appreciation/(depreciation) on investments	15,334,674

Net realized and unrealized gain/(loss) on investments	11,878,720
Cumulative effect on change in fixed income valuation (Note 1)	(854,808)

Net Increase/(Decrease) Resulting from Operations	24,960,499
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(998,354)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$23,962,145

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets Applicable to Common Stockholders

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$13,936,587	$14,056,544
Net realized gain/(loss) on investments	(3,455,954)	(22,651,452)
Net unrealized appreciation/(depreciation) on investments	15,334,674	58,235,370
Cumulative effect on change in fixed income valuation (Note 1)	(854,808)	—
Distributions to preferred stockholders from net investment income	(998,354)	(830,891)

Net increase/(decrease) in net assets resulting from operations	23,962,145	48,809,571

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(11,590,343)	(11,425,162)
Return of Capital	0	(638,177)

Total distributions to common stockholders	(11,590,343)	(12,063,339)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 36,675 and 55,655 shares issued in reinvestment of dividends to common stockholders in 2004 and 2003, respectively	332,007	423,245

Total increase in net assets derived from fund share transactions	332,007	423,245

Total net increase/(decrease) in net assets applicable to common stockholders	12,703,809	37,169,477
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	110,476,052	73,306,575

End of period	$123,179,861	$110,476,052

Undistributed Net Investment Income	$630,772	$498,815

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares calculated using average shares outstanding.)

	For the Year Ended December 31, 2004	Year Ended December 31,
		2003	2002	2001	2000
Net asset value, beginning of period	$8.59	$5.73	$7.78	$10.03	$13.55

Net investment income	1.08	1.10	1.41	1.87	2.22
Net realized and unrealized gain/(loss) on investments	0.93	2.77	(2.15)	(1.78)	(3.55)
Cumulative effect on change in fixed income valuation (Note 1)	(0.07)	—	—	—	—
Distributions to preferred stockholders from net investment income	(0.08)	(0.07)	(0.12)	(0.37)	(0.51)

Net increase/(decrease) in net asset value resulting from operations	1.86	3.80	(0.86)	(0.28)	(1.84)

Distributions to Common Stockholders from:
Net investment income	(0.90)	(0.89)	(1.15)	(1.65)	(1.68)
Return of capital	—	0.05)	(0.04)	—	—

Total distributions to common stockholders	(0.90)	(0.94)	(1.19)	(1.65)	(1.68)

Common and Preferred Shares Offering Costs Charged to Paid-In Capital:
Common Shares	—	—	—	(0.10)	—
Preferred Shares	—	—	—	(0.22)	—

	0.00	0.00	0.00	(0.32)	—

Net asset value, end of period	$9.55	$8.59	$5.73	$7.78	$10.03

Market value per share, end of period	$9.82	$9.14	$6.16	$9.08	$10.56

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)	18.67%	67.19%	(19.91%)	1.37%	4.97%
Based on net asset value per common share(3)	22.79%	68.92%	(13.05%)	(8.07%)	(14.48%)
RATIOS TO AVERAGE NET ASSETS(4):
Expenses (prior to expenses related to leverage)(5)	1.83%	1.80%	0.83%	0.75%	0.69%
Applicable to common stockholders only(6)(7)	2.88%	3.08%	1.65%	1.32%	1.11%
Expenses (including expenses related to leverage)(5)	1.92%	1.91%	0.95%	0.81%	0.69%
Applicable to common stockholders only(6)(7)	3.03%	3.26%	1.90%	1.43%	1.11%
Net investment income applicable to common stockholders only(6)(7)	12.14%	17.17%	21.49%	20.65%	18.31%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$123,180	$110,476	$73,307	$99,067	$95,457
Portfolio turnover rate	73%	51%	40%	32%	35%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	2,640	2,640	2,640	3,680	3,500,000
Asset coverage per share of preferred stock outstanding at end of period(8)	$71,660	$66,853	$52,768	$51,920	$47
Involuntary liquidation preference and average market value per share of preferred stock	$25,000	$25,000	$25,000	$25,000	$20

[1]	Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
[2]	Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated.
[3]	Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated.
[4]	Ratios calculated on an annualized basis of expenses and net investment income. Ratios do not include the effect of dividends to preferred stock.
[5]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[6]	Ratios calculated relative to the average net assets of common stockholders only.
[7]	Information for the years 2000 through 2003 is not audited by previous auditors. Ratios have been derived from audited financial statements for the respective year.
[8]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
See	accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	SECURITY VALUATIONS — Fixed income securities with a maturity of 61 days or more are priced at the bid side of the market by an independent pricing service or broker confirmation. Equity securities listed on an exchange are valued at the closing prices as determined by the primary exchange where the securities are traded. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established and monitored by the Board of Directors. At December 31, 2004, there were board-valued securities of $2,052,806. Original obligations with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

Prior to January 1, 2004, the Fund valued fixed income securities based on the mean of bid and asked prices. Effective January 1, 2004, the Fund changed its valuation policy to value fixed income securities based on bid prices, as bid prices are believed to be more representative of the price that could be obtained in sales transactions in the market for such securities. Bid prices generally are lower that those based on the mean of bid and asked prices. The cumulative effect of this accounting change on January 1, 2004 was to decrease the value of investments and net assets applicable to common stockholders by approximately $854,808 ($0.07 per common share). The effect of this change for the year ended December 31, 2004 was to increase the value of investments, change in unrealized appreciation/depreciation and net assets applicable to common stockholders by approximately $2,059 ($0.00 per common share). The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting policy.

B.	REPURCHASE AGREEMENTS — Each repurchase agreement is valued at amortized cost. In connection with transactions in repurchase agreements, it is the Fund’s policy that a tri-party custodian take possession of the underlying collateral securities in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The repurchase agreements are fully collateralized by A1/P1 commercial paper, U.S. Government agency securities, investment grade corporate bonds, and non-investment grade corporate bonds.

C.	FEDERAL TAXES — It is the Fund’s policy to make sufficient distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, and tax-exempt income, including realized gains on investments. There was no federal excise tax provision at December 31, 2004, because the Fund distributed more than 98% of net investment income on a federal income tax basis.

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

	2004	2003
Common Stockholders
Ordinary Income	$11,590,343	$11,425,162
Return of Capital	0	638,177
Preferred Stockholders
Ordinary Income	$998,354	$830,891
Return of Capital	0	0

D.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund accretes discounts or amortizes premiums on all fixed income securities for financial reporting purposes. Dividends are recorded on the ex-dividend date.

E.	SECURITY LENDING — To generate additional income, the Fund lends its securities, through its custodian (an affiliate of the Advisor),

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

to approved brokers and receives cash as collateral to secure the loans. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 2004, the Fund loaned securities having a value of approximately $31,018,970. Collateral is marked to market daily to provide a level of collateral at not less than 102% of the value of loaned securities. The cash collateral received by the Fund at December 31, 2004 was invested in repurchase agreements (with interest rates ranging from 2.33% to 2.49% and maturity dates of January 3, 2005). Information on the investment of cash collateral is shown in the Statement of Net Assets Applicable to Common Stockholders. The Fund had received cash collateral of $31,654,760 for the loans and invested the collateral in repurchase agreements.

The custodian retained $45,514 in fees for services rendered in lending of securities during 2004.

F.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

It has been the Fund’s policy generally to set its monthly dividend rate at a level that is consistent with the Fund’s expected income in the near term, based on an advisory fee that reflects Fund performance at approximately the rate of the Credit Suisse First Boston High Yield Index, Developed Countries Only™ (the “Index”). When the Fund’s performance substantially exceeds the Index, this may result in some amount of return of capital in the Fund’s dividend. Conversely, when the Fund’s performance is substantially less than the Index, the Fund may carry forward some amount of income into the next year. There are a number of variables that materially affect the amount of dividends available to common stockholders, including the dividend yield on the Fund’s preferred stock, credit defaults and losses, the reinvestment rate on securities sold, matured or called, and the variability the Advisor’s performance-based advisory fee.

G.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of December 31, 2004.

H.	ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

I.	INTEREST RATE SWAPS — Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Net Assets Applicable to Common Stockholders. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements are stated at fair value.

J.	INDEMNIFICATIONS — The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its service providers and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	COMMON STOCK — At December 31, 2004, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,895,320 shares outstanding. During the years ended December 31,

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

2004 and 2003, the Fund issued 36,675 and 55,655 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (ARPS) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund’s Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required asset coverage (minimum 2 to 1) tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2004, accrued ARPS dividends were $10,711.

During 2002, the Fund redeemed a total of $26,000,000 or 1,040 shares of Series W ARPS at various intervals and amounts. No redemptions occurred during 2003 or 2004.

4.	INTEREST RATE SWAPS — The Fund entered into interest payment swap arrangements with Citibank, N. A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 1.00% to 2.67% for the year ended December 31, 2004. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate	Floating Annual Rate*	Unrealized Mark to Market
7/16/2001	$10 million	7/18/2005	5.31%	2.41%	$(149,660)
7/16/2001	$10 million	7/17/2006	5.52%	2.41%	(361,667)
11/13/2001	$5 million	11/14/2005	3.77%	2.39%	(38,341)
11/13/2001	$5 million	11/13/2006	4.07%	2.39%	(72,833)
10/1/2004	$10 million	10/1/2007	3.30%	2.28%	51,667

*	Represents rate in effect at December 31, 2004.

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by the counterparty on interest rate swaps, but the Fund does not anticipate nonperformance by the counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

For the year ended December 31, 2004, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $1,362,431 and are included as realized loss in the accompanying Statement of Operations.

The estimated fair value of the interest rate swap agreements at December 31, 2004, amounted to approximately $570,834 in unrealized depreciation and is included in the accompanying Statement of Net Assets Applicable to Common Stockholders as a component of Other Assets in Excess of Other Liabilities. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Net Assets Applicable to Common Stockholders.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2004 aggregated $130,935,450 and $131,964,483, respectively.

6.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — The Fund has an investment advisory agreement with Pacholder & Company, LLC (the “Advisor”), an Ohio limited liability company, which is fifty-one percent owned by Pacholder Associates, Inc. and forty-nine percent owned by Banc One Investment Advisors Corporation, pursuant to which the Advisor serves as the Fund’s investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Credit Suisse First Boston High Yield Index, Developed Countries Only™ (formerly known as the Credit Suisse First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average total assets of the Fund minus accrued liabilities of the Fund other than the principal amount of any outstanding senior securities representing indebtedness (“Net Assets”). For the year ended December 31, 2004, the advisory

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

fee is calculated based on 1.40% of average weekly Net Assets (as defined above) of the Fund. At December 31, 2004, accrued advisory fees were $890,471. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor.

The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. (“KAM”) (an affiliate of the Advisor) pursuant to which KAM provides administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2004, accrued administrative fees were $15,995.

The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and net asset value calculations for the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund’s average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 2004, accrued accounting fees were $4,013.

The Fund has an agreement with Bank One Trust Company, N.A. (an affiliate of the Advisor) to provide custodial services for the Fund. Under the agreement, Bank One Trust Company, N.A. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.01% of the Fund’s average weekly net assets. At December 31, 2004, accrued custodial fees were $1,600.

As of December 31, 2004, liabilities for the Fund, other than those previously identified, included:

Securities purchased payable	$238,629
Other liabilities	115,873

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At December 31, 2004, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

December 31, 2004
Undistributed net investment income	$62,488

Accumulated net realized gain/(loss) on investments	$(48,164,090)

Gross Unrealized appreciation on investments	14,732,583
Gross Unrealized depreciation on investments	(23,175,896)

Net Unrealized appreciation/(depreciation) on investments	$(8,443,313)

The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2004, the Fund deferred to January 1, 2005 post-October capital losses of $188,346.

At December 31, 2004, the Fund had available a capital loss carryforward of $47,975,744, of which $2,513,330 expires in 2006, $5,237,176 expires in 2007, $4,746,544 expires in 2008, $4,438,792 expires in 2009, $8,135,473 expires in 2010, $20,873,746 expires in 2011, $2,030,683 expires in 2012, to offset any future net capital gains.

8.	SUBSEQUENT EVENT — At December 31, 2004, Pacholder Associates, Inc. (“Pacholder”) owned 51% of the equity interest in Pacholder & Company, LLC, (“Advisor”), the Fund’s investment advisor, and Banc One Investment Advisors Corporation (“BOIA”) owned the remaining 49%. BOIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (formerly Bank One Corporation).

In February 2005, Pacholder and Kenwood Administrative Management, Inc. (“Kenwood”) (an affiliate of the Advisor) entered into a purchase agreement with JPMorgan Investment Management, Inc., BOIA and One Group Administrative Services, Inc. (“OGA”) (collectively, the “Purchasers”) pursuant to which Pacholder and Kenwood have agreed to sell to the Purchasers substantially all of their assets that relate to the investment advisory and fund administration and accounting businesses, including Pacholder’s 51% equity interest in the Advisor and the accounting services agreement with the Fund and Kenwood’s administrative services agreement with the Fund (the “Proposed Transaction”). It is contemplated that the Purchasers or one of their affiliates would continue to provide administration and fund accounting services to the Fund. Such services would be performed pursuant to new administration and fund accounting agreements, the terms of which would be considered and approved by the Fund’s Board of Directors.

After the closing of the Proposed Transaction, the Advisor would continue to be the Fund’s investment advisor, and the Purchasers expect that there will be no change in the Fund’s portfolio manager or the other personnel who provide the investment advisory services to the Fund as a result of the Proposed Transaction.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of net assets applicable to common stockholders, and the related statements of operations and of changes in net assets applicable to common stockholders and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (the “Fund”) at December 31, 2004, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2003 and for each of the periods in the four years then ended were audited by other auditors whose report, dated February 20, 2004, expressed an unqualified opinion on those statements.

As explained in Note 1A., the Fund previously valued fixed income securities based on the mean of bid and asked prices. Effective January 1, 2004, the Fund changed its accounting policy for valuing portfolio securities to provide that fixed income securities be valued based on bid prices.

Columbus, Ohio

February 28, 2005

PACHOLDER HIGH YIELD FUND, INC.

Annual Meeting Results (Unaudited)

The Fund held an annual meeting of shareholders on February 25, 2005, to elect directors of the Fund and to approve a new investment advisory agreement.

The results of voting were as follows (by number of shares):

For nominees to the Board of Directors:

William J. Morgan[1]
In favor:	501
Withheld:	2

George D. Woodard[1]
In favor:	501
Withheld:	2

John F. Williamson[2]
In favor:	11,753,205
Withheld:	190,434

Daniel A. Grant[2]
In favor:	11,751,807
Withheld:	191,832
For approval of new investment advisory agreement:
For:	11,680,480
Against:	168,079
Abstain:	95,079

[1]	Elected by holders of the Fund’s Auction Rate Preferred Stock voting separately as a class.
[2]	Elected by holders of the Fund’s Auction Rate Cumulative Preferred Stock and Common Stock voting together as a single class.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Proxy Voting

The Fund’s Board of Directors (the “Board”) has adopted a proxy voting policy and procedure (the “Fund Policy”) pursuant to which the Board has delegated proxy voting responsibility to the Advisor and adopted the Advisor’s proxy voting policies and procedures (the “Policy”) that are generally described below. The Board will review the Fund’s proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between the Fund’s stockholders and the Advisor or any of its affiliates, the Advisor will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Independent Directors. An Independent Director with responsibility for proxy oversight will instruct the Advisor on the appropriate course of action.

The Policy is designed to promote accountability of a company’s management to its stockholders and to align the interest of management with those stockholders. The Advisor generally determines how to vote in a manner that best serves the interests of the Fund’s stockholders. The Advisor many abstain from voting from time to time. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available (1) without charge, on the Fund’s website at http://www.phf-hy.com and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holding Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s website contains schedules of portfolio investments of the Fund at March 31 and September 30, 2004.

Privacy Policy

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS MAINTAINED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

•	Information we receive from you, such as your name, address, and social security number.

•	Information about your transactions with us, such as the purchase or sale of Fund shares.

•	Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED OR REQUIRED BY LAW.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 2388, Chicago, IL 60690-2388, (888) 294-8217, and www.computershare.com.

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s officers appointed by the Board of Directors. The tables below list the directors and officers of the Fund, their principal occupations for the last five years, and other directorships held by the Fund’s directors. The Fund is not part of a fund complex and is the only fund overseen by the directors.

The business address of each director and officer of the Fund is 8044 Montgomery Road, Suite 555, Cincinnati, OH 45236

Interested Director Name	Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
William J. Morgan*	50	President and Director	Elected annually; director since 1988.	President, Treasurer and Director, Pacholder Associates, Inc.

Non-Interested Directors Name	Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
John F. Williamson	66	Chairman of the Board	Elected annually; Chairman of the Board since Feb. 2004 and director since 1991.	Retired; Chairman and President, Williamson Associates, Inc. (investment adviser) Jan. 1997 to June 2002; Director of ICO, Inc., April 1995 to May 2002, Chairman from June 2001 to May 2002.

George D. Woodard	58	Director	Elected annually; director since 1995.	Technical Specialist, Henry & Horne, P.L.C. (certified public accountants), since March 2000 and 1996-1999; Realtor with A.S.K. Realty, August 1999-February 2000.

Daniel A. Grant	60	Director	Elected annually; director since 1992.	President, Utility Management Services (business consulting).

Officers Name	Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
James P. Shanahan, Jr.*	43	Secretary	Position held since 1988.	Executive Vice President and General Counsel, Pacholder Associates, Inc.

James E. Gibson*	40	Treasurer	Position held since 2000.	Executive Vice President, Pacholder Associates, Inc.

David A. Groshoff*	33	Chief Compliance Officer	Position held since 2003.	Senior Vice President and Associate General Counsel, Pacholder Associates, Inc.

*	Messrs. Morgan, Shanahan, Gibson, and Groshoff are considered “interested persons” of the Fund as defined in the Investment Company Act of 1940 because of their affiliation with Pacholder Associates, Inc., a member of the Fund’s investment advisor.

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

William J. Morgan President James P. Shanahan, Jr. Secretary James E. Gibson Treasurer David A. Groshoff, Esq. Chief Compliance Officer	John F. Williamson Chairman and Director George D. Woodard Director Daniel A. Grant Director

Investment Objective

A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

Kenwood Administrative Management, Inc.

Custodian

Bank One Trust Company, N.A.

Transfer Agent

Computershare, LLC

Legal Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

(513) 985-3200

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest Web site information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2004

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to the Registrant’s principal executive officer and principal financial officer. A copy of the code is filed as Exhibit 12 (a)(1) to this Form. This code was in effect during the period covered by this report; no substantive amendments were approved or waivers were granted to the code during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that George D. Woodard, the Chairman of the Audit Committee of the Board, is an audit committee financial expert as defined in Item 3 of Form N-CSR. Mr. Woodard is considered “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

	2004	2003
(a) Audit Fees	$51,500	$27,300
(b) Audit-Related Fees	7,500	25,875
(c) Tax Fees	3,500	3,700
(d) All Other Fees	3,565	2,260

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory fillings. Audit-related fees include amounts for attestation services and review of internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Registrant’s agreed-upon procedures in conjunction with its auction rate preferred stock and research regarding the booking of certain assets.

(e)(1) The Registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the Registrant’s principal accountant for the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant require pre-approval and/or review in advance at regularly scheduled Audit Committee meetings. Pre-approval may be authorized by one Audit Committee member with ratification at the next scheduled Audit Committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) One hundred percent of the services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $35,582,665 and $163,820, respectively.

(h) All non-audit services rendered in (g) above were pre-approved and/or reviewed by the Registrant’s audit committee. Accordingly, these services were considered by the Registrant’s Audit Committee in determining whether such services were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

George D. Woodard

Daniel A. Grant

John F. Williamson

Item 6.	Schedule of Investments.

Included as part of the report to stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant adopted the following policies and procedures that it uses to determine how to vote proxies relating to portfolio securities:

I.	Statement of Policy

It shall be the policy of Pacholder High Yield Fund, Inc. (the “Fund”) to delegate the authority and responsibility to vote proxies related to portfolio securities to its investment adviser (the “Adviser”). Accordingly, the Board of Directors of the Fund has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Fund when exercising voting authority on behalf of the Fund.

II.	Standard

The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and its shareholders.

III.	Review of Proxy Voting Procedures

The Board of Directors of the Fund shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the standard set forth in Section II above.

B.	The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the standard set forth in Section II above in situations where a proxy vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.

The Adviser shall provide a written report to the Fund’s Board of Directors regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:

(i)	the Adviser and/or the Fund engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.

The Adviser shall provide such report at the next regularly scheduled meeting of the Board.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.	Disclosure

The following disclosure shall be provided:

A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll free number; (ii) on the Fund’s website (if the Fund so chooses); and (iii) on the SEC’s website.

D.	The Adviser shall cause the Fund’s annual and semi-annual reports to include a statement that information is available regarding how the Fund voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Fund’s web site, or both; and (ii) on the SEC’s web site.

Pacholder & Company, LLC, the Registrant’s investment adviser, has adopted the following proxy voting policy and procedures:

Proxy Voting Policy and Procedures

Pacholder & Company, LLC

Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Pacholder & Company, LLC (“Pacholder”) exercises proxy voting authority for advised client accounts, including registered investment companies. Pacholder has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within Pacholder.

With respect to securities held in client accounts, Pacholder shall vote in the best interest of clients without regard to Pacholder’s interest. Unless we have otherwise specifically agreed with a client to vote the client’s proxies ourselves, Pacholder has contracted with an independent proxy voting service (“independent service”) and other independent service providers to provide various services. These services include providing vote recommendations and voting of proxies for Pacholder’s client accounts.

Pacholder has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where Pacholder votes securities in accordance with its predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that Pacholder may have. Only in those instances when the independent service does not provide a recommendation, or when Pacholder determines that it is in the best interest of clients to vote securities contrary to the independent service’s recommendation, does the potential for a conflict arise.

Conflicts of interest may arise when Pacholder or an affiliate has a relationship with an issuer, whether Pacholder has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and Pacholder or an affiliate, of which Pacholder has actual knowledge that may affect Pacholder’s judgment in voting securities in the best interest of client accounts. Material conflicts may arise when Pacholder or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the independent service does not provide a vote recommendation or Pacholder has determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the Compliance Officer must approve any recommendations for votes. In the event that Pacholder determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and Pacholder’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes that are determined by Pacholder either because the independent service does not provide a recommendation or because Pacholder has chosen to override the recommendation will be reviewed on a quarterly basis by Pacholder’s Proxy Voting Committee. Pacholder’s Proxy Voting Coordinator (“PVC”) is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

Pacholder will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which Pacholder will choose not to vote or may not be able to vote a proxy.

Clients of Pacholder may contact Pacholder to obtain a copy of the proxy voting policy. In addition, clients may contact Pacholder for information on how the proxies for the securities in their portfolio were voted.

This policy will be reviewed and approved on an annual basis by Pacholder’s Proxy Voting Committee.

Amended: August 2003

PACHOLDER & COMPANY, LLC

PROXY VOTING POLICY & PROCEDURES

Pacholder & Company, LLC has adopted the following procedures and policies for the handling of proxies of portfolio securities owned by clients:

I.	Compensation Related Matters

A.	The following proposals will be voted “For”:

1.	Authorization of stock option plans, so long as the plan (1) does not permit option exercise prices less than the market price on the date of grant, (ii) does not authorize the issuance of options to purchase more than 10% of outstanding common stock, and (iii) the plan does not permit repricing.

2.	Amendments to existing stock option plans that would enable the option holder to pay all or part of the option exercise price by surrendering shares of the company’s stock.

3.	Employee stock purchase plans where all of the following apply:

a.	Purchase price is at least 85% of fair market value,

b.	Offering period is 27 months or less,

c.	Potential voting power dilution is 10% or less, and

d.	The plan does not permit repricing.

4.	Authorization of other employee benefit plans.

B.	The following proposals will be voted “Against”:

1.	Proposals by shareholders to limit compensation, pension benefits or other employee benefits.

2.	Proposals to authorize loans to officers.

3.	“Golden Parachute” severance benefits.

4.	Stock option or stock purchase plan repricing that is applicable to executive officers or directors.

C.	The voting on all other compensation proposals will be in accordance with management’s recommendations, except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee (which shall include a Managing Director and a Compliance Officer).

II.	Non-Compensation Related Matters

A.	Proposals of Management

1.	The following proposals of management will be voted “For”:

a.	Election of Directors.

b.	Ratification of Auditors.

c.	Increase in authorized shares (except dual class capital structures where the proposal is to increase the class with superior voting power, in which case vote “Against”).

d.	Increase in funded debt.

e.	Stock splits and stock dividends.

f.	Change in the number of Directors.

g.	Elimination of pre-emptive rights.

h.	Stockholder proposals that relate to the above and are supported by management.

i.	Amendments of charter documents to implement applicable state law to limit directors’ liability and/or to amend provisions regarding indemnification.

j.	Proposals to adopt confidential voting.

2.	The following proposals of management will be voted “Against”:

a.	Supermajority voting provisions.

b.	“Blank-Check” preferred stock and poison pills.

c.	Two classes of shares with different voting rights.

d.	“Fair Price” amendments except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

e.	Other anti-takeover provisions.

f.	Elimination of or limitations on shareholder rights (e.g., action by written consent, ability to call meetings or remove directors).

g.	Reincorporation in another state when accompanied by anti-takeover proposals.

h.	Classified board with staggered terms of Directors.

3.	The voting on all other items proposed by management will be voted “For,” except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee.

B.	Proposals by shareholders

1.	The following proposals of shareholders will be voted “Against”:

a.	Changes in levels of charitable giving and civic or educational involvements.

b.	Changes in or disclosure of political contributions and activity.

c.	Disclosure of fees paid to law firms.

d.	Disclosure of government contracts.

e.	Changes in the date or place of annual meetings.

f.	Disclosure of employment practices.

g.	Disclosure of fees paid to consultants (unless affiliated with independent auditor, officer or director).

h.	Limitations on or disclosure of activities related to national defense or national security.

i.	Pre-emptive rights.

j.	Cumulative voting.

2.	The following proposals of shareholders will be voted “For”:

a.	Prohibition of “greenmail” payments (i.e., the repurchase of shares for a premium over market price).

b.	Repeal of any matter listed in II, above.

c.	Majority of directors to be independent.

d.	Majority of board committees to be independent.

e.	Proposals to allow or assist shareholders to act by written consent.

f.	Proposals to allow or assist shareholders to call special meetings.

g.	Proposals to require independent chairman or lead director.

h.	Proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

i.	Reimbursement of proxy solicitation expenses for successful proxy contestant.

3.	The following proposals of shareholders will be abstained on:

a.	Social and environmental issues

4.	The voting on all other items proposed by shareholders will be voted in accordance with management’s recommendations except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee.

III.	Mergers and Corporate Restructurings

A.	Will be voted on a case-by-case basis, with the determination based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not currently applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases covered by this Item during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not made material changes since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.	Controls and Procedures.

Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

There were no changes to the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics – referred to in Item 2.

(a)(2a) Certification of principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as part of EX-99.CERT.

(a)(2b) Certification of principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

/s/ William J. Morgan	March 10, 2005
William J. Morgan	Date
President (principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ William J. Morgan	March 10, 2005
William J. Morgan	Date
President (principal executive officer)

/s/ James E. Gibson	March 10, 2005
James E. Gibson	Date
Treasurer (principal financial officer)